UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 13, 2009

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                         STERLING FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

           Washington                0-20800               91-1572822
(State or other jurisdiction of    (Commission          (I.R.S. Employer
 incorporation or organization)    File Number)        Identification No.)


                111 North Wall Street, Spokane, Washington 99201
               (Address of principal executive offices) (Zip Code)

                                 (509) 458-3711
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

          (d) On November 13, 2009, Sterling Financial Corporation ("Sterling") received from its primary regulator, the Federal Reserve Bank of San Francisco (the "Federal Reserve"), a notice of no objection to the appointment of J. Gregory "Greg" Seibly, acting President and Chief Executive Officer of Sterling, to serve as a member of the Board of Directors of Sterling. Mr. Seibly was appointed by the Board of Directors of Sterling to fill a vacancy on the board and Mr. Seibly's appointment to the Board of Directors of Sterling was effective as of November 13, 2009.


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                                S I G N A T U R E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   STERLING FINANCIAL CORPORATION
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                                            (Registrant)


 November 19, 2009                 By:  /s/ Daniel G. Byrne
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       Date                            Daniel G. Byrne
                                       Executive Vice President, Assistant
                                       Secretary and Principal Financial Officer